UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2020

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5320 Legacy Drive
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.03 – Bankruptcy or Receivership

As previously announced, on July 30, 2020 (the “Petition Date”), Denbury Resources Inc. (the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, “Denbury”) filed petitions for voluntary relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Denbury’s Chapter 11 cases are being jointly administered under the caption In re Denbury Resources Inc., et al., Case No. 20‑33801 (the “Chapter 11 Cases”). On July 30, 2020, the Company filed the Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (as amended, modified or supplemented from time to time, the “Plan”) and the related disclosure statement (the “Disclosure Statement”).

On September 2, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as modified by the Confirmation Order, and approving the Disclosure Statement. The Plan, as confirmed, is attached to the Confirmation Order as Exhibit A.

Denbury expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (the “Effective Date”). Although Denbury is targeting occurrence of the Effective Date by September 16, 2020, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.

The following summarizes certain material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein. Any capitalized terms not defined in this Current Report on Form 8‑K have the meanings assigned to them in the Plan.

The Plan of Reorganization and Treatment of Claims and Interests

The Plan contemplates the following treatment of claims against and interests in Denbury:

•	Holders of RBL Claims under the Company’s revolving credit agreement will receive payment in full in cash or such other treatment so as to render such claims unimpaired;

•	Holders of Second Lien Notes Claims will receive their Pro Rata share of 95% of the new common stock in the reorganized Company (the “New DNR Equity”), subject to dilution;

•	Holders of Convertible Notes Claims will receive their Pro Rata share of (a) 5% of the New DNR Equity, subject to dilution, and (b) 100% of the Series A Warrants;

•	Holders of Subordinated Notes Claims will receive their Pro Rata share of 54.55% of the Series B Warrants (together with the Series A Warrants, the “New Warrants”);

•	Holders of General Unsecured Claims will receive payment in full in cash or such other treatment so as to render such claims unimpaired;

•	Holders of the Company’s Existing Equity Interests will receive their Pro Rata share of 45.45% of the Series B Warrants.

Unless otherwise specified therein, the treatment set forth in the Plan and the Confirmation Order will be in full satisfaction of all claims against and interests in Denbury. On the Effective Date, all of Denbury’s existing funded debt will be discharged and all of the Company’s existing common stock will be cancelled and of no further force or effect. As of July 31, 2020, there were 507,063,311 shares of the Company’s existing common stock outstanding.

Additional information regarding the classification and treatment of claims and interests can be found in Article III of the Plan.

Capital Structure

On the Effective Date, the Company will issue New DNR Equity and/or New Warrants to certain holders of claims against and interests in the Company, as provided in the Plan. Under the Plan, the Company’s new organizational documents will become effective on the Effective Date. The shares of New DNR Equity and the New Warrants issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by section 1145 of the Bankruptcy Code.

Exit Financing

The Plan is expected to be funded by a reserve-based exit revolving credit facility of up to $615 million with an initial borrowing base and commitments of $615 million, subject to certain customary conditions.

Management Incentive Plan

Effective as of the Effective Date, reorganized Denbury will adopt a Management Incentive Plan (the “MIP”), with a pool of shares of Common Stock representing up to 10.0% of the New DNR Equity, determined on a fully diluted and fully distributed basis and assuming the (i) exercise of all New Warrants, and (ii) full distribution of the MIP pool. Within 60 days following the Effective Date, the new board of directors of reorganized Denbury will grant a portion of the MIP pool in the form of restricted stock units (or the equivalent), in consultation with the Company’s Chief Executive Officer and Chief Financial Officer, with applicable vesting terms of the initial awards to be established by the new board of directors of reorganized Denbury, in consultation with the Company’s Chief Executive Officer and Chief Financial Officer.

Releases and Exculpations

The Plan incorporates an integrated compromise and settlement of claims to achieve a beneficial and efficient resolution of the Chapter 11 Cases. Unless otherwise specified, the settlement, distributions, and other benefits provided under the Plan, including the releases and exculpation provisions included therein, are in full satisfaction of all claims and causes of action that could be asserted.

The Plan provides releases and exculpations for the benefit of Denbury, certain of Denbury’s claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Article VIII of the Plan.

Certain Information Regarding Assets and Liabilities of Denbury

Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission on August 11, 2020.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission, including Denbury’s most recent Form 10-Q and its 2019 Form 10-K. These risks and uncertainties are incorporated by this reference as though fully set forth herein. These forward-looking statements include the expected timing of the Company’s completion of its restructuring and emergence from Chapter 11 proceedings, the treatment of claims under the Plan and releases and exculpations thereunder, the Company’s capital structure upon emergence, its exit financing and its management incentive plan. There is no assurance that expectations can or will be met. In addition, any forward-looking statements represent the Company’s expectations only as of today and should not be relied upon as representing its expectations as of any future date. Denbury assumes no obligation to update its forward-looking statements.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure

In connection with the Bankruptcy Court’s confirmation of the Plan, Denbury issued a press release on September 3, 2020, a copy of which is attached to this Form 8-K as Exhibit 99.2.

The information contained in this Item 7.01, including in Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the

Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
2.1*
Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (Technical Modifications) (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99.1 hereto).

99.1*	Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates.
99.2*	Denbury Press Release, dated September 3, 2020.
104	The cover page has been formatted in Inline XBRL.

*	Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Resources Inc. (Registrant)
Date: September 3, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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